SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

  Filed by the registrant /x/     Filed by a party other than the registrant / /

  Check the appropriate box:

  / /  Preliminary proxy statement
  / /  Confidential,  for  Use of the Commission Only (as)

  /x/ Definitive proxy statement  permitted by Rule  14a-6(e)(2))
  / / Definitive  additional  materials
  / / Soliciting  material  pursuant to Rule  14a-11(c) or  Rule 14a-12

                           Darling International Inc.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  /x/ No fee required.

  / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1)  and 0-11.

   (1)   Title of each class of securities to which transaction applies:

   (2)   Aggregate number of securities to which transaction applies:

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   (4)   Proposed maximum aggregate value of transaction:

   (5)   Total fee paid:
                        ------------------------

  / /  Fee paid previously with preliminary materials:           N/A
                                                       --------------------

  / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   (1)   Amount previously paid:

   (2)   Form, schedule or registration statement no.:

   (3)   Filing party:

   (4)   Date filed:

To the Stockholders of Darling International Inc.:

       You are cordially invited to attend the annual meeting of stockholders of Darling International Inc. (the "Company") to be held on Wednesday, May 17, 2000 at 10 a.m., local time, at the Company's corporate headquarters at 251 O'Connor Ridge Blvd., Suite 300, Irving, Texas 75038.

       At this meeting, the stockholders of the Company will elect the Board of Directors for the coming year. In addition, the Company's stockholders will be asked to consider and approve an amendment to the Company's 1994 Employee Flexible Stock Option Plan (the "1994 Plan") which would transfer 540,000 shares of the Company's common stock currently available for issuance under the 1994 Plan to be available separately outside the 1994 Plan. The objective of the proposed amendment to the 1994 Plan is to ratify the grant of 540,000 options formerly granted to the Company's past Chairman and Chief Executive Officer which have lapsed under the 1994 Plan to the Company's current Chairman and Chief Executive Officer outside the 1994 Plan due to certain features of the new grants not being consistent with the 1994 Plan terms. In addition, the amendment will ensure that the Company's total number of authorized options will not increase. Lastly, the Company's stockholders will be asked to also consider and approve an amendment to the Company's Non-Employee Directors Stock Option Plan (the "Directors Plan") whereby annual grants to non-employee directors would be changed from automatic to require that the Company achieve at least 90% of its budgeted EBITDA for a fiscal year as a condition of grant of an option with respect to that year. The objective of the proposed amendment to the Director Plan is to conform non-employee director compensation to current general practices in the marketplace by providing an incentive which will be superior to a mandatory plan.

         Please read the enclosed materials carefully. Even if you plan to attend the meeting in person, please complete the enclosed proxy card and return it in the accompanying envelope as soon as possible.

                                       Sincerely,



                                       Denis J. Taura
                                       Chairman and Chief Executive Officer

                  NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

                           DARLING INTERNATIONAL INC.
                          251 O'Connor Ridge Boulevard
                                    Suite 300
                               Irving, Texas 75038

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             To be held May 17, 2000


    To the Stockholders of Darling International Inc.:

                NOTICE IS HEREBY GIVEN that the 2000 annual meeting of stockholders of Darling International Inc. will be held on Wednesday, May 17, 2000 at 10:00 a.m., at the Company's corporate headquarters at 251 O'Connor Ridge Boulevard, Suite 300, Irving, Texas for the following purposes:

          (1) to elect seven directors of Darling International Inc. to serve until the next annual meeting of stockholders;

          (2) to consider and approve an amendment to the 1994 Employee Flexible Stock Option Plan of Darling International Inc. and to ratify the grant of stock options to purchase 540,000 shares of Common Stock to Denis J. Taura, Chairman and Chief Executive Officer;

          (3)  to  consider  and  approve  an  amendment  to  the   Non-Employee
               Directors Stock Option Plan of Darling International Inc.; and

          (4) to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

                  The Board of Directors has fixed the close of business on April 7, 2000 as the record date for determination of stockholders entitled to notice of and vote at the meeting or any adjournment or postponement thereof.

                  The Annual Report of Darling International Inc. for the fiscal year ended January 1, 2000 is enclosed for your convenience.

STOCKHOLDERS ARE URGED TO FILL IN, SIGN, DATE AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE.

                                          By Order of the Board of Directors


                                          Joseph R. Weaver, Jr.
                                          Secretary

                                          April 10, 2000

                           DARLING INTERNATIONAL INC.
                          251 O'Connor Ridge Boulevard
                                    Suite 300
                               Irving, Texas 75038

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS

                             To Be Held May 17, 2000

         The enclosed proxy is solicited by the Board of Directors of Darling International Inc. (the "Company"). This Proxy Statement and the accompanying form of proxy, Notice of Annual Meeting of Stockholders and letter to stockholders are first being mailed to stockholders of record of the Company's common stock, par value $.01 per share (the "Common Stock"), on or about April 10, 2000, in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders, including any adjournments or postponements thereof ("Meeting") to be held at the Company's corporate headquarters at 251 O'Connor Ridge Boulevard, Suite 300, Irving, Texas 75038 on Wednesday, May 17, 2000, at 10:00 a.m.

                             SOLICITATION OF PROXIES

         The expense of the solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by the directors, officers and employees of the Company by other means, including telephone, telegraph or in person. No special compensation will be paid to directors, officers or employees for the solicitation of proxies. To solicit proxies, the Company also will request the assistance of banks, brokerage houses and other custodians, nominees or fiduciaries, and, upon request, will reimburse such organizations or individuals for their reasonable expenses in forwarding soliciting materials to beneficial owners and in obtaining authorization for the execution of proxies. The Company will also use the services of the proxy solicitation firm of Corporate Investor
Communications, Inc. to assist in the solicitation of its proxies. For such services the Company will pay a fee that is not expected to exceed $5,000, plus out-of-pocket expenses.

                               PURPOSE OF MEETING

       At the Meeting, action will be taken to (1) elect seven directors to hold office until the next annual meeting of stockholders and until their successors shall have been elected and qualified, (2) (i) amend the 1994 Employee Flexible Stock Option Plan (the "1994 Plan") to decrease the number of shares of Common Stock available for grant thereunder from 2,552,198 shares to 2,012,198 shares and (ii) ratify the grant of stock options to purchase 540,000 shares of Common Stock to Denis J. Taura, and (3) amend the Non-Employee Directors Stock Option Plan (the "Directors Plan") to delete the automatic grant to directors of stock options periodically and require that non-employee directors' options for any year be granted only if the Company achieves at least 90% of its budgeted EBITDA for the preceding year. The Board of Directors does not know of any other matter that is to come before the Meeting. If any other matters are properly presented for consideration, however, the persons authorized by the enclosed proxy will have discretion to vote on such matters in accordance with their best judgment.

         Stockholders are urged to sign the accompanying form of proxy, solicited on behalf of the Board of Directors of the Company, and, immediately after reviewing the information contained in this Proxy Statement and in the Annual Report outlining the Company's operations for the fiscal year ended January 1, 2000, return it in the envelope provided for that purpose. If the accompanying proxy card is properly signed and returned to the Company prior to the Meeting, it will be voted at the Meeting and any adjournment or adjournments thereof in the manner specified therein. If no directions are given but proxies are executed in the manner set forth therein, such proxies will be voted FOR the election of the nominees for director set forth in this Proxy Statement.

                               REVOCATION OF PROXY

         Any stockholder returning the accompanying proxy may revoke such proxy at any time prior to its exercise by giving written notice to the Secretary of the Company of such revocation, voting in person at the Meeting, or executing and delivering to the Secretary of the Company a later-dated proxy. Any such later-dated proxy should be sent to the attention of Joseph R. Weaver, Jr., Darling International Inc., 251 O'Connor Ridge Blvd., Suite 300, Irving, TX 75038. Attendance at the Meeting will not by itself constitute a revocation of a proxy.

                         QUORUM AND VOTING REQUIREMENTS

         Only stockholders of record as of the close of business on April 7, 2000 (the "Record Date") are entitled to notice of and to vote at the Meeting or any adjournments thereof. As of the close of business on the Record Date, there were 15,589,362 shares of Common Stock issued and outstanding and entitled to vote. The Common Stock constitutes the only class of capital stock of the Company issued and outstanding. Each stockholder of record on the Record Date is entitled to one vote on each matter presented at the Meeting for each share of Common Stock held of record by such stockholder. A majority of the outstanding shares of Common Stock, represented in person or by proxy, will constitute a quorum at the Meeting; however, if a quorum is not present or represented at the Meeting, the stockholders entitled to vote thereat, present in person or represented by proxy, have the power to adjourn the Meeting from time to time, without notice, other than by announcement at the Meeting, until a quorum is present or represented. At any such adjourned Meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original Meeting.

         Each share of Common Stock may be voted to elect up to seven individuals (the number of directors to be elected) as directors of the Company. To be elected, each nominee must receive a plurality of all votes cast with respect to such position as director. It is intended that, unless authorization to vote for one or more nominees for director is withheld, proxies will be voted FOR the election of all of the nominees named in this Proxy Statement.

         Votes cast by proxy or in person will be counted by two persons appointed by the Company to act as inspectors for the Meeting. The election inspectors will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for the purpose of determining the presence of a quorum. Abstentions will have no effect on the outcome of the election of directors.

         Broker non-votes occur where a broker holding stock in street name votes the shares on some matters but not others. Brokers are permitted to vote on routine, non-controversial proposals in instances where they have not received voting instructions from the beneficial owner of the stock but are not permitted to vote on non-routine matters. The missing votes on non-routine matters are deemed to be "broker non-votes." The election inspectors will treat broker non-votes as shares that are present and entitled to vote for the purpose of determining the presence of a quorum. However, for the purpose of determining the outcome of any matter as to which the broker or nominee has indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

                                 Proposal No. 1

                              ELECTION OF DIRECTORS

         The current Board of Directors consists of six members. At the Meeting, seven directors are to be elected to hold office until the next annual meeting of stockholders and until their successors have been elected and qualified. The nominees for election as directors are Joe Colonnetta, David Jackson, Fredric J. Klink, Dennis B. Longmire, James A. Ransweiler, Denis J. Taura and Bruce Waterfall. Each of the nominees has consented to serve as a director if elected. If any of the nominees shall become unable or unwilling to stand for election as a director (an event not now anticipated by the Board of Directors), proxies will be voted for such substitute as shall be designated by the Board of Directors. The following table sets forth for each nominee for election as a director of the Company, his age, principal occupation, position with the Company, if any, and certain other information.


              Name                Age                   Principal Occupation                    Director Since
              ----                ---                   --------------------                    --------------
  Denis J. Taura                   60      Mr.  Taura  has  served  as  Chairman  of the        December 1993
                                           Board  and  Chief  Executive  Officer  of the
                                           Company  since  August  1999.  Mr. Taura is a
                                           partner  in the  management  consulting  firm
                                           Taura Flynn &  Associates,  LLC.  Previously,
                                           in October 1991,  Mr. Taura founded  D. Taura
                                           & Associates,  a management  consulting firm,
                                           of which Mr. Taura  served as chairman.  From
                                           January 1995 through  October 1996, Mr. Taura
                                           was also  affiliated with Zolfo Cooper LLC, a
                                           management  consulting  firm.  From  1972  to
                                           October  1991,  Mr.  Taura was a partner with
                                           KPMG  Peat  Marwick.  Mr.  Taura  serves as a
                                           director of Kasper A.L.S. Limited.

  Joe Colonnetta                   38      Mr.  Colonnetta  has served as a Principal at                __
                                           the equity  firm  Hicks,  Muse,  Tate & Furst
                                           Incorporated  since June 1996.  In June 1995,
                                           Mr.  Colonnetta  founded  and was  the  Chief
                                           Executive  Officer  of  Resource   Management
                                           Partners,    a    management    partner    to
                                           institutional  and private  equity firms that
                                           own middle  market  companies.  Prior to June
                                           1995, Mr.  Colonnetta was the Chief Financial
                                           Officer  of  TRC,  a   restaurant   and  food
                                           company.

  David Jackson                    41      Mr.  Jackson  has  served  as a  founder  and        November 1999
                                           managing  partner of both Contrarian  Capital
                                           Management,  LLC,    and  Contrarian  Capital
                                           Advisors,    LLC,     institutional     money
                                           management firms since May 1995.  Previously,
                                           Mr.  Jackson  was  a  managing   director  at
                                           Oppenheimer & Co.

  Fredric J. Klink                 66      Mr.  Klink has been a partner at the law firm        April 1995
                                           of Dechert  Price & Rhoads for more than five
                                           years.      Mr. Klink's      law     practice
                                           concentrates  on  mergers  and  acquisitions,
                                           securities,   and   international   work.  He
                                           received his LL.B.  from  Columbia Law School
                                           in 1960.

  Dennis B. Longmire               55      Dr.  Longmire is the Chairman of the Board of        March 1995
                                           McCauley   Brothers.   He   has   served   as
                                           Chairman  of  McCauley  Brothers  since 1999.
                                           Prior  to  that,  Dr.   Longmire   served  as
                                           Chairman and Chief  Executive  Officer of the
                                           Company  starting  in  March  1995.  Prior to
                                           that, Dr.  Longmire was President of Premiere
                                           AgriTechnologies,  a wholly owned  subsidiary
                                           of   Archer-Daniels-Midland   Co.  ("A.D.M.")
                                           starting  January  1994.  Dr.  Longmire  also
                                           serves  as  a  director  of  Terra   Nitrogen
                                           Corporation  and American Feed  Manufacturers
                                           Association.

  James A. Ransweiler              57      Mr.  Ransweiler  has served as the  President        August 1999
                                           and Chief  Operating  Officer of the  Company
                                           since August 1999. Mr.  Ransweiler  served as
                                           the  President  of  Darling   Rendering  from
                                           October  1997 to  August  1999.  From  August
                                           1986  to  October  1997,  he  served  as Vice
                                           President of the  Company's  Eastern  Region,
                                           except for the period  from  January  1989 to
                                           February  1990  when  he  served  as  Special
                                           Projects Coordinator.

  Bruce Waterfall                  62      Mr.  Waterfall is President and co-founder of        March 1995
                                           Morgens,  Waterfall,   Vintiadis  &  Company,
                                           Inc., ("Morgens,  Waterfall").  Mr. Waterfall
                                           has been a  professional  money  manager  and
                                           analyst  for  more  than  twenty-five  years.
                                           Mr.   Waterfall   serves  as  a  director  of
                                           Elsinore  Corporation.   Entities  controlled
                                           by  Morgens,   Waterfall   beneficially   own
                                           approximately   46%   of   the   issued   and
                                           outstanding   Common  Stock.   See  "Security
                                           Ownership  of Certain  Beneficial  Owners and
                                           Management."


              THE BOARD RECOMMENDS A VOTE FOR EACH OF THE NOMINEES.

                Meetings and Committees of the Board of Directors

         During the fiscal year ended January 1, 2000, the Board of Directors held four regular meetings and nine special meetings, nine of which were teleconference meetings. Each of the directors attended at least 75% of all meetings held by the Board of Directors and all meetings of each committee of the Board of Directors on which such director served during the fiscal year ended January 1, 2000.

         The Board of Directors has an audit committee (the "Audit Committee") and the Compensation Committee. The Board of Directors does not have a nominating committee or any other committees.

         The Audit Committee currently consists of Messrs. Longmire (Chairman) and Klink. The Audit Committee met four times during the fiscal year ended January 1, 2000. The functions of the Audit Committee are (i) to review the audit plans, scope, fees, and audit results of the Company's independent auditors; (ii) to review internal audit reports on the adequacy of internal audit controls; (iii) to review non-audit services and fees; and (iv) to review the scope of the internal auditors' plans, the results of their audits, and the effectiveness of the Company's program of correcting audit findings. The Audit Committee also recommends to the Board of Directors the independent auditors to perform the annual audit of the Company's financial statements.

        The Compensation Committee currently consists of Mr. Jackson (Chairman), Mr. Klink, Mr. Taura (ex officio), Mr. Ransweiler (ex officio), and Mr. Waterfall. The Compensation Committee met one time during the fiscal year ended January 1, 2000. The functions of the Compensation Committee are (i) to review and recommend to the Board of Directors the direct and indirect compensation and employee benefits of the Company's executive officers; (ii) to review and administer the Company's incentive, bonus, and employee benefit plans, including the 1993 Plan, the 1994 Plan, and the Non-Employee Directors Stock Option Plan (the "Directors Plan"); (iii) to review the Company's policies relating to employee and executive compensation; and (iv) to review management's long-range planning for executive development and succession. The Compensation Committee also performs the functions of the nominating committee of the Board of Directors.

Compensation of Directors

         Non-employee members of the Board of Directors are paid a $40,000 annual retainer, plus a fee of $1,500 for each board meeting or committee meeting personally attended after six board meetings have been personally attended, and $500 for each meeting telephonically attended during a calendar year after having attended six board or committee meetings, as applicable, during such year.

         Under the Directors Plan, each incumbent director who was a disinterested person within the meaning of Rule 16b-3(c)(2)(i) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), was granted an option to purchase 15,000 shares of Common Stock on the tenth business day of July 1995 and will be granted an identical option on the tenth business day of July of each year thereafter, unless amended by Proposal No. 3 included herein. New directors are granted an option to purchase 21,000 shares of Common Stock on the day they are first elected to and duly qualify as a member of the Board of Directors. See Proposal No. 3. The per share exercise price of each option granted under the Directors Plan is equal to the fair market value per share of the Company's Common Stock on the date of grant of the options relating thereto. Twenty-five percent of the shares subject to each option vest on the date that is six months following the date of grant and 25% of the shares vest on each of the first, second and third anniversaries of the date of grant thereafter. Options to purchase an aggregate of 450,000 shares of Common Stock may be granted under the Directors Plan.

         If while unexercised options remain outstanding under the Directors Plan, any of the following events occur, all options granted under the Directors Plan become exercisable in full, whether or not they are otherwise exercisable:
(1) any entity other than the Company makes a tender or exchange offer for shares of the Company's Common Stock pursuant to which purchases are made; (2) the stockholders of the Company approve a definitive agreement to merge or consolidate the Company with or into another corporation or to sell all or substantially all of the assets or adopt a plan of liquidation; (3) the beneficial ownership of securities representing more than 15% of the combined voting power of the Company is acquired by any person; or (4) during any period of two consecutive years, the individuals who at the start of such period were members of the Board of Directors cease to constitute at least a majority thereof, unless the election of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the start of such period. In the case of a merger, where the Company is the surviving entity and in which there is a reclassification of the shares of Common Stock, each option shall become exercisable for the kind and amount of shares of stock or other securities receivable upon such reclassification or merger.

                               EXECUTIVE OFFICERS

         The executive officers of the Company serve at the discretion of the Board of Directors and are chosen annually by the Board at its first meeting following the annual meeting of stockholders. The following table sets forth the names and ages of the executive officers of the Company and all positions held with the Company by each individual.

      Name            Age                    Title

Denis J. Taura........60   Chairman of the Board and Chief Executive Officer
James A. Ransweiler...57   President and Chief Operating Officer
John O. Muse..........51   Executive Vice President - Finance and Administration
John R. Witt (1)......49   President - Restaurant Services
Robert L. Willis......60   Vice President - Operations
Omer A. Dreiling, II..46   Vice President - Western Region
Neil Katchen..........54   Vice President - Eastern Region
Mitchell Kilanowski...48   Executive Vice President - Marketing and Research
Joseph R. Weaver, Jr..53   General Counsel and Secretary

 (1) John R. Witt served as President-Restaurant Services from October 1997 until his resignation in February 2000. Mr. Witt's responsibilities have been assumed by certain existing personnel and the decision as to replacing the position has not been determined.


     For a description of the business experience of Mr. Taura and Mr. Ransweiler, see "Election of Directors."

     John O. Muse has served as Executive Vice President - Finance and Administration since February 2000. From October 1997 to February 2000, he served as Vice President and Chief Financial Officer. From 1994 to October 1997 he served as Vice President and General Manager at Consolidated Nutrition, L.C. Prior to serving at Consolidated Nutrition, Mr. Muse was Vice President of Premiere Technologies, a wholly-owned subsidiary of Archer-Daniels-Midland
Company. Since August 1998, Mr. Muse has served on an advisory board for Allendale Mutual Insurance Company.

     Robert L. Willis has served as Vice President-Operations since May 1999. From September 1998 to May 1999 Mr. Willis served as President-Esteem Products. From September 1986 to September 1998 Mr. Willis served as Vice President of the Company's Central Region. From August 1983 to August 1986, he served as Assistant Division Manager of the Company's Midwest Division.

     Omer A. Dreiling, II has served as Vice President of the Company's Western Region since 1986. Mr. Dreiling is a past president of the Southwest Meat Association and has served as a director of the Texas Renderers Association.

     Neil Katchen has served as Vice President of the Company's Eastern Region since October 1997 and served as General Manager of the Company's Newark, New Jersey facility from January 1990 to October 1997.

     Mitchell Kilanowski has served as Executive Vice President-Marketing and Research since January 1999. From September 1997 to January 1999 Mr. Kilanowski served as Vice President-Marketing. From August 1986 to September 1997 he served as Director of Domestic Sales. From March 1975 to August 1986 he served in customer sales and service.

     Joseph R. Weaver, Jr. has served as General Counsel of the Company since March 1997 and as Secretary of the Company since April 1997. From May 1994 to March 1997, he served as Secretary and General Counsel of AAF-McQuay, Inc. From January 1990 to April 1994, Mr. Weaver served as Assistant General Counsel of AAF-McQuay, Inc., then known as Snyder General Corporation.

                             EXECUTIVE COMPENSATION

         The following table sets forth certain information with respect to annual and long-term compensation for services in all capacities for fiscal years 1999, 1998 and 1997 paid to Denis J. Taura, the Company's Chief Executive Officer, the other four most highly compensated executive officers of the Company who were serving as such at January 1, 2000, and Dennis B. Longmire, who served as the Company's previous Chief Executive Officer but officially ceased employment as of August 26, 1999 (hereinafter collectively referred to as the "Named Officers").


                           SUMMARY COMPENSATION TABLE

                                                                                      Long-Term
                                                         Annual Compensation         Compensation
                                                        ----------------------       -----------
                                                                                     Number of
                                                                                     Securities
             Name and                                                                Underlying      All Other
        Principal Position                Year          Salary             Bonus     Options       Compensation
        ------------------                ----          ------             -----     ----------    ------------
Denis J. Taura                            1999              --                --     15,000(3)     $328,007(1)
 Chairman and Chief Executive             1998              --                --     15,000(3)      335,592(2)
 Officer                                  1997              --                --     15,000(3)           --

Dennis B. Longmire                        1999         293,000                --            --       40,000(4)
 Chairman and Chief Executive             1998         390,000                --            --           --
 Officer (previous)                       1997         390,000                --            --           --

James A. Ransweiler                       1999         258,000                --            --           --
  President  and Chief Operating          1998         235,000                --            --       17,218(5)
      Officer                             1997         205,176            44,184        90,000       26,855(5)

John R. Witt (7)                          1999         200,000                --            --           --
  President - Restaurant Services         1998         200,000                --            --           --
                                          1997         179,616                --        45,000           --

Omer A. Dreiling, II                      1999         195,000                --            --           --
  Vice President - Western Region         1998         198,023                --            --           --
                                          1997         193,654                --            --           --

Robert L. Willis                          1999         193,000                --            --           --
  Vice President - Operations             1998         193,000                --            --           --
                                          1997         187,538            44,149            --       37,313(6)


(1) Amount represents payments of management consulting fees and expenses to Taura Flynn & Associates, LLC, of which Mr. Taura is a principal. Of this amount, $148,007 represented fees and expenses during 1999 related to management consulting services provided to the Company prior to Mr. Taura serving as Chief Executive Officer and $180,000 was paid pursuant to a loan-out agreement in connection with Mr. Taura serving as Chief Executive Officer. Also see "Compensation Committee Interlocks and Insider Participation."

(2) Amount represents payments of management consulting fees and expenses to Taura Flynn & Associates, LLC, of which Mr. Taura is a principal.

(3) Pursuant to the Directors Plan on the tenth business day of July each year, 15,000 options were granted to Mr. Taura as a non-employee director prior to him serving as Chief Executive Officer of the Company.

(4)  Amount represents payout of unused, accrued vacation.

(5) Amount represents moving expense allowances and reimbursements made by the Company.

(6) Amount represents payment of legal fees for Mr. Willis in connection with a certain legal matter.

(7) John R. Witt was no longer an employee of the Company as of February 25, 2000.


Option Grants

         The Company did not grant options to any Named Officer during the fiscal year ended January 1, 2000 except for 15,000 options granted to Mr. Taura under the Directors Plan prior to his appointment as Chief Executive Officer.

Option Exercises and Year-End Options Values

         The following table sets forth certain information with respect to options exercised during the fiscal year ended January 1, 2000 by each of the Named Officers and the value of unexercised options held by each of the Named Officers at January 1, 2000:


                  AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES


                            Options Exercised in Fiscal 1999
                          ----------------------------------      Number of Securities       Value of Unexercised
                                                                 Underlying Unexercised      In-the-Money Options
                                Shares                         Options at January 1, 2000     at January 1, 2000
                              Acquired on                           Exercisable (E)            Exercisable (E)
                               Exercise      Value Realized        Unexercisable (U)         Unexercisable(U)(1)
                           ---------------------------------------------------------------------------------------
     Denis J. Taura              ---               ---           103,500 (E)                  $1,406 (E)
                                                                  22,500 (U)                   4,219 (U)

     Dennis B. Longmire          ---               ---                 0 (E)                       0 (E)
                                                                       0 (U)                       0 (U)

     James A. Ransweiler         ---               ---           232,332 (E)                       0 (E)
                                                                  22,500 (U)                       0 (U)

     John R. Witt (2)            ---               ---           114,750 (E)                       0 (E)
                                                                  20,250 (U)                       0 (U)

     Omer A. Dreiling, II        ---               ---           164,832 (E)                       0 (E)
                                                                       0 (U)                       0 (U)

     Robert L. Willis            ---               ---            65,934 (E)                       0 (E)
                                                                       0 (U)                       0 (U)

     (1) Based on the difference between the closing price of the Common Stock on January 1, 2000 ($2.125 per share) and the exercise price of the option.

     (2) John R. Witt was no longer an employee of the Company as of February 25, 2000.


Severance Agreements

         The Company has entered into severance agreements with Messrs. Ransweiler, Dreiling, and Willis which provide for severance compensation equal to one year's compensation to the officer in the event of a termination of the officer's employment unless such termination is voluntary or based upon cause as defined in the agreement.

Stock Option Plans

1993 Plan. The Board of Directors has suspended the 1993 Plan and no further options are to be issued under such plan. Officers and other key employees of the Company and its subsidiaries were eligible to receive options under the 1993 Plan. In December 1993, the Company granted options covering 1,483,500 shares of Common Stock to seven members of the Company's management pursuant to the 1993 Plan. The exercise price of these options is $2.857 per share. These options vested 20% on the date of grant and vest 20% on each anniversary date thereof. The vesting schedule for the options granted under the 1993 Plan is accelerated by one year upon the termination of a grantee's employment. The options granted pursuant to the 1993 Plan are intended to be incentive stock options to the maximum extent permissible under the Internal Revenue Code of 1986, as amended (the "Code") and nonqualified stock options to the extent not incentive stock options. 184,066 of the shares covered by these options were transferred to the 1994 Plan prior to the three-for-one stock split, pursuant to shareholder approval at the annual meeting of stockholders held May 20, 1997.

1994 Plan. The Compensation Committee may grant options under the 1994 Plan to officers and other key employees of the Company and its subsidiaries. The purpose of the 1994 Plan is to attract, retain and motivate officers and key employees of the Company, and to encourage them to have a financial interest in the Company. In 1994, 500,000 options, each to buy one (1) share of the Company's Common Stock, were authorized for the 1994 Plan and pursuant to stockholder approval at the annual meeting of stockholder held May 20, 1997, 184,066 options forfeited or canceled under the 1993 Plan were authorized as additional options available for grant under the 1994 Plan. Therefore, after the effect of the three-for-one stock split, a total of 2,052,198 options were authorized to be granted under the 1994 Plan. Pursuant to stockholder approval at the annual meeting of stockholders held May 27, 1998, 500,000 additional options were authorized for the 1994 Plan bringing the total authorized to be granted under the 1994 Plan to 2,552,198 options. The exercise price of these options is the Fair Market Value of the stock on the date of the grant of the option. Options granted pursuant to the 1994 Plan typically vest 20% on the date of grant and 20% on each anniversary date therof.

Directors Plan. For a description of the Directors Plan, see the disclosure set orth under Compensation of Directors herein.


Annual Incentive Plan

         The Annual Incentive Plan is administered by the Compensation Committee and provides incentive cash bonuses to corporate and regional executives. In 1999, the Annual Incentive Plan was tied principally to actual levels of cash flow at the corporate or division level relative to budgets established at the beginning of the year.

         The total amount of incentive compensation under the program is subject to boundaries established by formula and expressed in terms of a percentage of base salary. For 1999 and prior years, a "target" bonus was paid when corporate or division objectives were achieved at the 100% level, no bonus was paid below the 90% level and a maximum bonus was paid when 125% of the corporate or division budget was achieved.

Pension Plan Table

         The following table illustrates the approximate annual pension that the Named Officers would receive under the Salaried Employee's Retirement Plan (the "Retirement Plan") if the plan remains in effect and a Named Officer retired at age 65. However, because of changes in the tax laws or future adjustments to benefit plan provisions, actual pension benefits could differ significantly from the amounts set forth in the table.

                                            Estimated Annual Pension
                           -----------------------------------------------------
                                               (Years of Service)
   Average Annual Salary
  During the Last 5 Years     15         20          25         30          35
 ------------------------- --------   -------    --------    --------    -------
          $150,000         $40,500    $54,000     $67,500     $71,250    $75,000
           175,000          47,250     63,000      78,750      83,125     87,500
           200,000          54,000     72,000      90,000      95,000    100,000
           235,840          63,677     84,902     106,128     112,024    117,920

         The above amounts do not reflect the compensation limitations for plans qualified under the Code, effective January 1, 1994. Effective January 1, 2000, annual compensation in excess of $170,000 ($235,840 for 1993) is not taken into account when calculating benefits under the Retirement Plan. Such limitation will not, however, operate to reduce plan benefits accrued as of December 31, 1993.

         If the Named Officers remain employees of the Company until they reach age 65, the years of credited service for Messrs. Ransweiler, Dreiling and Willis will be as follows: Ransweiler, 23 years; Dreiling, 35 years; and Willis, 29 years.

         The Retirement Plan is a non-contributory defined benefit plan. Office and supervisory employees of the Company, not covered under another plan, automatically become participants in the plan on the earlier of January 1 or July 1 following completion of 1,000 hours of service in a consecutive twelve-month period. Upon meeting the eligibility requirement, employees are recognized as a participant from the date of commencement of their service with the Company. Eligible employees become fully vested in their benefits after completing five years of service. Benefits under the Plan are calculated on "average monthly pay" based upon the highest 60 consecutive months of the latest 120 months (and subject to the limitations discussed above) and the years of service completed.

         The basic pension benefit is equal to 45% of the employee's average monthly pay, reduced proportionally for years of service less than 25 years. The multiple is increased 0.5% per year for years of service in excess of 25 years to a maximum of 15 additional years.

Compensation Committee Interlocks and Insider Participation

       The Compensation Committee consists of Mr. Jackson (Chairman), Mr. Klink, Mr. Taura (ex officio), Mr. Ransweiler (ex officio), and Mr. Waterfall, each of whom is a director of the Company.

         The Company paid Taura Flynn & Associates, LLC, of which Denis J. Taura, a director of the Company, is a principal, fees and expenses during 1999 of $328,007. Of this amount, $148,007 represented fees and expenses during 1999 related to management consulting services provided to the Company prior to Mr. Taura serving as Chief Executive Officer and $180,000 was paid pursuant to a loan-out agreement in connection with Mr. Taura serving as Chief Executive Officer.

                    REPORT OF THE COMPENSATION AND MANAGEMENT
                 DEVELOPMENT COMMITTEE ON EXECUTIVE COMPENSATION

         The following report of the Compensation Committee and the performance graph that appears immediately after such report shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934 or incorporated by reference in any document so filed.

         The Company's executive compensation program is designed to attract, motivate, reward and retain the executive officers needed to achieve the Company's business objectives, to increase its profitability and to provide value to its stockholders.

         The program has been structured and implemented to provide competitive compensation opportunities and various incentive awards based on Company and individual performance.

         The Company's executive compensation program is composed of three principal components: base salary, short term incentive awards and long term incentive awards.

Base Salaries

         The base salaries of the Named Officers are set forth in the Summary Compensation Table located on page 9 of the Proxy Statement.

         The base salary of Mr. Taura was originally established pursuant to his loan-out agreement with the Company, which was established and reviewed by the Compensation Committee.

         Executive positions are grouped by grades which are part of the Company's overall salary structure. The base salaries of senior executives, except those established by employment agreements, are reviewed to determine if adjustment is necessary based on competitive practices and economic conditions. Salaries are adjusted within grade ranges based on individual performance and changes in job content and responsibilities.

Short Term Incentive Awards

         The short-term program, or Annual Incentive Plan, consists of an opportunity for the award of an annual incentive cash bonus in addition to the payment of base salary.

         In 1999, the Company's Annual Incentive Plan for corporate and division executives was tied principally to actual levels of cash flow at the corporate or division level relative to budgets established at the beginning of the year.

         The total amount of incentive compensation under the short-term program is subject to boundaries established by formula and expressed in terms of a percentage of base salary. A "target" bonus is paid when corporate or division objectives are achieved at the 100% level, no bonus is paid below the 90% level and a maximum bonus is paid when 125% of the corporate or division budget is achieved.

         Under his employment agreement, Dr. Longmire was entitled to receive an annual bonus of up to 90% of his annual base salary under terms consistent with the Annual Incentive Plan. In fiscal 1999, the Company did not meet the predetermined threshold established for the payment of cash incentive awards to all employees participating in the Annual Incentive Plan. Under the Annual Incentive Plan, other senior executives are entitled to receive annual bonuses of up to 75% of their base salaries. No senior executives and only certain key employees received bonuses in 1999, as the Company as a whole did not meet the predetermined threshold.

Long Term Incentive Awards

         In connection with a Company financial restructuring consummated in December 1993, long term incentive awards in the form of stock options were granted to certain executive officers of the Company under the 1993 Plan. In Fiscal 1997, the Board of Directors suspended the 1993 Plan and no further options are to be issued under such plan.

         Under the 1994 Plan, stock options are awarded based on an individual's level of responsibility within his or her area, such individual's executive development potential and competitive market norms. Options granted under the 1994 Plan are granted at 100% of the market value of the stock on the date of grant. During fiscal 1999, 39,000 options were granted under the 1994 Plan.

April 10, 2000


                                             David Jackson
                                             Fredric Klink
                                             Bruce Waterfall

                                PERFORMANCE GRAPH

         Set forth below is a line graph comparing the change in the cumulative total stockholder return on the Company's Common Stock with the cumulative total return of the Nasdaq Stock Market - U.S. Index, the Dow Jones Industrial Pollution Control/Waste Management Index, and the CSFB-Nelson Agribusiness Index for the period from December 30, 1994 to January 1, 2000, assuming the investment of $100 on December 30, 1994 and the reinvestment of dividends.

         The stock price performance shown on the graph only reflects the change in the Company's stock price relative to the noted indices and is not necessarily indicative of future price performance.

                      COMPARISON OF CUMULATIVE TOTAL RETURN

                              DARLING COMMON STOCK
                            NASDAQ STOCK MARKET- U.S.
          DOW JONES INDUSTRIAL POLLUTION CONTROL/WASTE MANAGEMENT INDEX
                         CSFB-NELSON AGRIBUSINESS INDEX



(in this space, paper proxy contains performance graph of cumulative total return for above)

         The Common Stock first became eligible for trading on the Nasdaq Stock Market on September 8, 1994. On September 12, 1997, the Common Stock began trading on the American Stock Exchange and ceased trading on the Nasdaq Stock Market.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

         The following table and the notes thereto set forth certain information with respect to the beneficial ownership of shares of Common Stock, as of April 7, 2000, by each person or group within the meaning of Rule 13(d)-3 under the Exchange Act who is known to the management of the Company to be the beneficial owner of more than five percent of the outstanding Common Stock of the Company and is based upon information provided to the Company by such persons:

                                                                  Amount and
                                                                  Nature of
                  Name and Address                                Beneficial              Percent
                 of Beneficial Owner                              Ownership (1)           of Class
                --------------------                              -------------           --------
     Phoenix Partners.......................................        260,940                 1.67%
     Betje Partners.........................................         91,152                 0.58%
     Phaeton B.V.I..........................................        182,349                 1.17%
     Morgens Waterfall Income Partners......................        233,187                 1.50%
     Morgens, Waterfall, Vintiadis & Company, Inc...........        273,501(2)              1.75%
     Restart Partners L.P...................................        884,193                 5.66%
     Restart Partners II, L.P...............................      1,746,980                11.17%
     Restart Partners III, L.P..............................      1,445,937                 9.25%
     Restart Partners IV, L.P...............................        900,369                 5.77%
     Restart Partners V, L.P................................        150,000                 0.96%
     MWV Employee Retirement Plan Group Trust...............         70,119                 0.45%
     Endowment Restart, L.L.C...............................      1,266,775                 8.11%
     Edwin H. Morgens.......................................      7,161,882(3)             45.34%
     Bruce Waterfall .......................................      7,235,382(4)             45.59%
     (collectively the "MW Group")
     MW Group
         10 East 50th Street
         New York, NY  10022................................      7,328,001(5)             46.17%

     Intermarket Corp.
       667 Madison Ave.
       New York, NY  10021..................................      1,787,000                11.46%

     CIBC Oppenheimer Corp.
         Oppenheimer Tower
         World Financial Center
         New York, NY  10281................................      1,654,479                10.61%

     Contrarian Capital  Management, L.L.C.
     Contrarian Capital Advisors, L.L.C.
         411 West Putnam Avenue
         Suite 225
         Greenwich, CT  06830...............................      1,654,479 (6)            10.61%

     David Jackson..........................................      1,654,479 (7)            10.61%



     (1) Except as otherwise indicated in footnotes 2, 3, 4, 5 , 6, and 7 hereto, the entities named in this table have sole voting and investment power with respect to all shares of capital stock shown as beneficially owned by them.

     (2) Morgens Waterfall Vintiadis & Company, Inc. does not directly own any of the Common Stock or options described in footnote 5 hereto but may be deemed to indirectly beneficially own 273,501 shares of Common Stock, assuming exercise of the options, by virtue of contracts with Phaeton B.V.I. and Betje Partners pursuant to which Morgens Waterfall Vintiadis & Company, Inc. provides investment advisory services.

     (3) Edwin H. Morgens does not have direct beneficial ownership of the Common Stock or options described in footnote 5 hereto. Mr. Morgens may be deemed to indirectly beneficially own 7,161,882 shares of Common Stock, assuming exercise of the options described in the second to last sentence of footnote 5 hereto, by virtue of his positions as managing member of each of MW Management, L.L.C., MW Capital, L.L.C. and Endowment Prime, L.L.C., as general partners of Phoenix Partners and Morgens Waterfall Income Partners and managing member of Endowment Restart, L.L.C., respectively; as Chairman of the Board of Directors and Secretary of Morgens Waterfall Vintiaids & Company, Inc.; as Chairman of the Board of Directors and Secretary of Prime, Inc., as general partner of each of Prime Group, L.P., Prime Group II, L.P., Prime Group III, L.P., Prime Group IV, L.P. and Prime Group V, L.P., as general partners of Restart Partners L.P., Restart Partners II, L.P., Restart Partners III, L.P., Restart Partners IV, L.P. and Restart Partners V, L.P., respectively.

     (4) Bruce Waterfall does have direct beneficial ownership of options for 96,000 shares, of which 73,500 are presently exercisable. He may be deemed to indirectly beneficially own 7,161,882 shares of Common Stock, assuming exercise of the options described in the last sentence of footnote 5 hereto, by virtue of his positions as managing member of each of MW Management, L.L.C., MW Capital, L.L.C. and Endowment Prime, L.L.C., as general partners of Phoenix Partners and Morgens Waterfall Income Partners and managing member of Endowment Restart, L.L.C., respectively; as President, Assistant Secretary and a Director of Morgens Waterfall Vintiadis & Company, Inc.; as President and a Director of Prime, Inc. as general partner of each of Prime Group, L.P., Prime Group II, L.P., Prime Group III, L.P., Prime Group IV, L.P. and Prime Group V, L.P., as general partners of Restart Partners L.P., Restart Partners II, L.P., Restart Partners III, L.P., Restart Partners IV, L.P. and Restart Partners V, L.P., respectively.

     (5) Includes options, which are immediately exercisable, in the following amounts for each entity: Phoenix Partners (6,498 options); Betje Partners (2,322 options); Phaeton B.V.I. (4,620 options); Morgens Waterfall Income Partners (7,014 options); Morgens, Waterfall, Vintiadis & Company, Inc. (6,942 options); Restart Partners L.P. (26,603 options); Restart Partners II, L.P. (52,562 options); Restart Partners III, L.P. (43,500 options); Restart Partners IV, L.P. (27,087 options); MWV Employee Retirement Plan Group Trust (1,680 options); Endowment Restart, L.L.C. (38,114 options), Edwin H. Morgens may be deemed to have indirect beneficial ownership of 208,320 options. Bruce Waterfall has direct beneficial ownership of 96,000 options, of which 73,500 are presently exercisable, and may be deemed to have indirect beneficial ownership of an additional 208,320 options.

     (6) Contrarian Capital Management, L.L.C. and Contrarian Capital Advisors, L.L.C. do not directly own any of the Common Stock but may be deemed to indirectly beneficially own 1,654,479 shares of Common Stock by virtue of their position as investment advisers to CIBC Oppenheimer Corp. regarding such shares of Common Stock.

     (7) David Jackson does not have direct beneficial ownership of 1,654,479 shares of Common Stock but may be deemed to indirectly beneficially own 1,654,479 shares of Common Stock by virtue of his position as managing partner of Contrarian Capital Management, L.L.C. and Contrarian Capital Advisors, L.L.C.

Security Ownership of Management

         The following table and the notes thereto set forth certain information with respect to the beneficial ownership of shares of Common Stock of the Company, as of April 7, 2000, by each nominee for director, each Named Officer and by all executive officers and directors as a group:


                                                        Former                         Common Stock
                                        Common         Class A      Unexercised        Beneficially      Percent of Common
    Name of Individual               Stock Owned      Options (1)  Plan Options (2)          Owned (3)       Stock Owned
    ------------------               -----------      -----------  ----------------  -----------------       -----------
Fredric J. Klink                         90,000               0             73,500           163,500             1.04%
Denis J. Taura                           30,000          30,000            613,500           673,500             4.15%
Omer A. Dreiling, II                          0               0            164,832           164,832             1.05%
Dennis B. Longmire                       30,300               0                  0            30,300                 *
James A. Ransweiler                       5,000               0            232,332           237,332             1.50%
Bruce Waterfall (4)                   6,953,562         208,320             73,500         7,235,382            45.59%
Robert L. Willis                         24,327               0             65,934            90,261                 *
John R. Witt (5)                         30,000               0            114,750           144,750                 *
Joseph R. Weaver, Jr.                         0               0             35,100            35,100                 *
John O. Muse                              7,500               0             30,000            37,500                 *
Neil Katchen                              5,000               0             58,800            63,800                 *
Mitch Kilanowski                          3,500               0             38,000            41,500                 *
All executive officers and
  directors as a group (12 persons)   7,179,189         238,320          1,500,248         8,917,757            51.46%


* Represents less than one percent of the Common Stock outstanding.

     (1) These Class A options were canceled and the numbers represent options to purchase shares of Common Stock.

     (2) Represents options that have vested and are exercisable as of June 7, 2000.

     (3) Except as otherwise indicated in the columns "Former Class A Options" and footnote 1 thereto and "Unexercised Plan Options" and footnote 2 thereto and in footnote 4 hereto, the persons named in this table have sole voting and investment power with respect to all shares of capital stock shown as beneficially owned by them.

     (4) Based on his management positions with the MW Group, Mr. Waterfall may be deemed to indirectly beneficially own 7,257,882 of the securities listed, assuming exercise of all of the options. See footnote 4 to "Security Ownership of Certain Beneficial Owners" table above.

     (5) John R. Witt was no longer an employee of the Company as of February 25, 2000.


              COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Section 16(a) of the Exchange Act requires that Company directors, executive officers and persons who own more than 10% of the Common Stock file initial reports of ownership and reports of changes in ownership of Common Stock with the Securities and Exchange Commission. Officers, directors and stockholders who own more than 10% of the Common Stock are required by the Securities and Exchange Commission to furnish the Company with copies of all
Section 16(a) reports they file.

         To the Company's knowledge, based solely on the review of the copies of such reports furnished to the Company and written representations that no other reports were required, all reports required by Section 16(a) of the Exchange Act were filed on a timely basis.

                                 Proposal No. 2

           AMENDMENTS TO THE 1994 EMPLOYEE FLEXIBLE STOCK OPTION PLAN
                  AND GRANT OF STOCK OPTIONS TO DENIS J. TAURA

         The Board of Directors unanimously recommends the ratification of (i) an amendment to the 1994 Plan to decrease the number of shares of Common Stock available for grant thereunder from 2,552,198 shares to 2,012,198 shares, and
(ii) the grant of stock options to purchase 540,000 shares of Common Stock to Denis J. Taura, the Chairman of the Board of Directors and Chief Executive Officer of the Company, as more fully described below.

1994 Plan

         As of June 7, 1995, the Company adopted the 1994 Plan, pursuant to which stock options (both Nonqualified Stock Options and Incentive Stock Options), may be granted to key employees (the "Participants"). The purpose of the 1994 Plan is to provide the Company a means of retaining and attracting competent personnel by extending to participating officers and key employees of the Company, or of a Subsidiary (as defined herein) of the Company, added long-term incentives for high levels of performance and for unusual efforts designed to improve the financial performance of the Company. For purposes of the Plan, the term "Subsidiary" shall have the meaning set forth in Section 4.24(f) of the Code.

          The 1994 Plan is administered by the Compensation Committee. The Compensation Committee currently consists of Mr. Jackson (Chairman), Mr. Klink, Mr. Taura (ex officio), Mr. Ransweiler (ex officio), and Mr. Waterfall. The Compensation Committee determines persons to be granted stock options and the terms and conditions of any stock options.

         The maximum number of shares with respect to which stock options may be granted under the 1994 Plan is 2,552,198. The Compensation Committee determines, in its discretion, the number of shares of Common Stock with respect to which a Participant may be granted stock options. The Compensation Committee may grant to Participants either Incentive Stock Options or Nonqualified Stock Options or any combination thereof. Each option granted under the 1994 Plan designates the number of shares covered thereby, if any, with respect to which the option is an Incentive Stock Option, and the number of shares covered thereby, if any, with respect to which the option is a Nonqualified Stock Option.

         The Compensation Committee determines and designates which employees of the Company will receive stock options. Incentive Stock Options may be granted only to employees of the Company, which includes officers and directors who are also employees of the Company.

         The Compensation Committee, in its discretion, establishes the price per share for which the shares covered by the option may be purchased. Any Incentive Stock Option granted under the 1994 Plan will have an exercise price of not less than 100 percent of the fair market value of the shares on the date on which such option is granted. With respect to an Incentive Stock Option granted to a Participant who owns more than 10 percent of the total combined voting stock of the Company or of any parent or subsidiary of the Company, the exercise price for such option must be at least 110 percent of the fair market value of the shares subject to the option on the date the option is granted. A Nonqualified Stock Option granted under the 1994 Plan (i.e., an option to purchase the Common Stock that does not meet the requirements under the Internal Revenue Code of 1986, as amended (the "Code") for Incentive Stock Options) must have an exercise price of at least the par value of the stock.

         The Company has registered the issuance of all options and all shares issuable upon exercise of the options on Form S-8 under the Securities Act.

         The stock options expire not more than 10 years from the date of granting thereof; provided, however, that with respect to an Incentive Stock Option granted to a Participant who, at the time of the grant, owns more than 10 percent of the total combined voting stock of all classes of stock of the Company or of any parent or subsidiary, such option shall expire not more than five years after the date of granting thereof.

         If the employment of a Participant terminates, the Compensation Committee may permit the exercise of stock options granted to such Participant
(i) for a period not to exceed three months following termination of employment with respect to Incentive Stock Options if termination of employment is not due to death or permanent disability of the Participant; (ii) for a period not to exceed one year following termination of employment with respect to Incentive Stock Options if termination of employment is due to the death or permanent disability of the Participant; and (iii) for a period not to extend beyond the expiration date with respect to Nonqualified Stock Options.

Options Granted to Denis J. Taura

         On March 15, 2000, the Company granted options (the "Options") to buy 540,000 shares of Common Stock at an exercise price equal to $1.750 (the closing price on that date) to Denis J. Taura. The options shall be exercisable immediately and shall expire on the tenth anniversary of the date of grant unless Mr. Taura severs his relationship as an officer and director prior to September 1, 2000, in which case the Options shall be canceled. The closing price of the underlying Common Stock was $1.625 per share on March 29, 2000.

Federal Income Tax Consequences

         The following is a general summary of the income tax consequences to the Company and the Participants of the grant and exercise of stock options granted under the 1994 Plan. Such tax consequences are based upon the current provisions of the Code, all of which are subject to change, which change could be retroactive.

         The 1994 Plan provides for the grant of options which are Incentive Stock Options within the meaning of Section 422 of the Code and Nonqualified Stock Options, which are options that do not qualify as Incentive Stock Options.

         In general, under the Code there is no taxable income to a Participant upon the grant of a Nonqualified Stock Option. Upon the exercise of a Nonqualified Stock Option, the Participant recognizes ordinary income equal to the excess of the fair market value of the stock on the date of exercise over the exercise price paid for the stock pursuant to the Nonqualified Stock Option, unless the stock is subject to a substantial risk of forfeiture. If the stock is subject to a substantial risk of forfeiture, the Participant generally does not recognize income until the restrictions lapse, although the Participant may elect to recognize income on the date of exercise by making a timely election under the Code. The Company generally obtains a tax deduction equal to the amount of income recognized by the Participant at the time such income is recognized by the Participant, subject to compliance with applicable provisions of the Code. The Participant generally acquires a tax basis in the stock acquired pursuant to the exercise of the Nonqualified Stock Option equal to the fair market value of the stock on the date of exercise. Upon the subsequent disposition of the stock, the Participant would recognize capital gain or loss, assuming the stock was a capital asset in the Participant's hands, equal to the difference between the tax basis of the stock and the amount realized upon disposition. If the stock was held for less than 12 months, the capital gain, if any, recognized by the Participant on a disposition would be eligible for the maximum federal income tax rate of 28 percent; if the stock was held for more than 12 months, the capital gain, if any, recognized by the Participant on a disposition would be eligible for the maximum federal income tax rate of 20 percent.

         Under the Code, there is no taxable income to an Participant upon the grant or exercise of Incentive Stock Options. Upon exercise, the Participant acquires a tax basis in the stock acquired equal to the exercise price of the option. Under the Code, an Participant must satisfy employment and holding period requirements for Incentive Stock Option treatment. In general, an Incentive Stock Option must be exercised while the Participant is an employee of the Company or within three months following termination of employment, except in cases of death or disability. The holding period requirements for Incentive Stock Option treatment are as follows: the stock acquired upon exercise of an Incentive Stock Option must be held until at least two years from the date of grant of the option and for at least one year from the exercise of the option. If the foregoing requirements are met, the Participant does not recognize ordinary income in connection with the Incentive Stock Option and the Company does not obtain a deduction for compensation paid to the Participant with respect to such option. Upon the subsequent disposition of the stock, the Participant would recognize capital gain or loss, assuming the stock was a capital asset in the Participant's hands, equal to the difference between the tax basis of the stock and the amount realized upon disposition. If the stock was held for more than 12 months, the capital gain, if any, recognized by the Participant on a disposition would be eligible for the maximum federal income tax rate of 20 percent.

Reasons for Proposal

         The objective of the proposed amendment to the 1994 Plan is to grant the 540,000 options formerly granted to the Company's past Chairman and Chief Executive Officer which have lapsed under the 1994 Plan to the Company's current Chairman and Chief Executive Officer, Mr. Taura, outside the 1994 Plan due to certain features of the new grants not being consistent with the 1994 Plan terms. This amendment will ensure that the Company's total number of authorized options will not increase. Consequently, the Company recommends that the Company's Stockholders ratify (i) an amendment to the 1994 Plan to decrease the number of shares of Common Stock available for grant thereunder from 2,552,198 shares to 2,012,198 shares, and (ii) the grant of stock options to purchase 540,000 shares of Common Stock to Denis J. Taura.

                     THE BOARD OF DIRECTORS RECOMMENDS THAT
                STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE
                  PROPOSED AMENDMENTS TO THE 1994 PLAN AND THE
               PROPOSED GRANT OF STOCK OPTIONS TO DENIS J. TAURA,
                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                                 Proposal No. 3

            AMENDMENT TO THE NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

         The Board of Directors unanimously recommends the ratification of an amendment to the Directors Plan to remove the requirements that (i) options to buy 21,000 shares of the Company's Common Stock be granted when a new director is elected to the board, and instead grant options to buy 4,000 shares (including an option to purchase 4,000 shares granted which was granted to Dr. Longmire on March 23, 2000 when he agreed to stand for reelection as a director) and (ii) options to buy 15,000 shares of the Company's Common Stock be granted to Eligible Directors (as herein defined) on the tenth business day in the month of July and instead grant options to buy 4,000 shares on the date the Company's independent auditors sign the Form 10-K, but such grants shall occur only if the Company obtains ninety percent (90%) of the Company's target for EBITDA (earnings before interest, taxes, depreciation and amortization) as defined in the Annual Incentive Plan.

General

         As of June 7, 1995, the Company adopted the Directors Plan to encourage stock ownership by non-employee directors of the Company in order to increase their identification with the interests of the Company's shareholders, and to encourage such directors to remain in the service of the Company and to put forth maximum efforts for the success of the business.

       The Directors Plan is administered by the Compensation Committee. The Compensation Committee currently consists of Mr. Jackson (Chairman), Mr. Klink, Mr. Taura (ex officio), Mr. Ransweiler (ex officio), and Mr. Waterfall. The Compensation Committee grants stock options under the Directors Plan and is authorized to interpret the Directors Plan, to promulgate, amend and rescind rules and regulations relating to the Directors Plan and to make all other determinations necessary or advisable for its administration.

         The maximum number of shares of Common Stock with respect to which options may be granted under the Directors Plan is 450,000. The number of shares subject to each outstanding option, the number of shares subject to each option to be granted under the Directors Plan, the option price with respect to outstanding options, and the aggregate number of shares remaining available under the Directors Plan are subject to adjustment as the Compensation Committee, in its discretion, deems appropriate to reflect such events as reorganizations of or by the Company.

         Each member of the Board of Directors (an "Eligible Director") who otherwise (1) is not currently an employee of the Company, or (2) is not a former employee still receiving compensation for prior services (other than benefits under a tax-qualified pension plan) is eligible for the grant of stock options under the Directors Plan. The Compensation Committee may grant Eligible Directors such number of stock options as the Compensation Committee may determine from time to time. Presently, each Eligible Director is entitled to receive an option to purchase 15,000 shares of Common Stock on the tenth business day in the month of July, which options will be exercisable at the closing price of such shares of Common Stock at the date of such grant.

         An option granted under the Directors Plan will have an exercise price equal to 100 percent of the fair market value of the shares on the date on which such option is granted.

         Options granted under the Plan shall be exercisable as to twenty-five percent (25%) of the shares subject thereto six months after the date of grant thereof and shall become exercisable as to an additional twenty-five percent (25%) of the shares subject thereto on each of the first, second and third anniversaries of the date of grant thereof; provided, however, that the Committee may, in its sole discretion, on a case by case basis, accelerate the schedule of the time or times when an Option granted under the Plan may be exercised, including accelerating such schedule so that any such Option becomes immediately exercisable as to all of the shares subject thereto. An Option shall be exercisable for a period of ten (10) years from the date of grant of such Option.

         Except as mentioned below, an option may not be exercised unless the Eligible Director is then in service as a director of the Corporation and unless the Eligible Director has remained continuously in the Corporation's service as a director since the date of grant of the option.

         If an Eligible Director is terminated from the Board of Directors by reason of death or disability, an option granted to such Eligible Director may be exercised for a period of twelve months after such termination. If an Eligible Director is terminated from the Board of Directors for any reason other than death or disability or cause, an option granted to such Eligible Director may be exercised for a period within three (3) months after such termination. If the service of an Eligible Director shall terminate for cause, all options theretofore granted to such Eligible Director, shall to the extent not theretofore exercised, terminate forthwith.

         .
Federal Income Tax Consequences

         The following is a general summary of the income tax consequences to the Company and the Eligible Directors of the grant and exercise of stock options granted under Directors Plan. Such tax consequences are based upon the current provisions of the Code, all of which are subject to change, which change could be retroactive.

         The Directors Plan provides for the grant of options which are Nonqualified Stock Options. In general, under the Code there is no taxable income to an Eligible Director upon the grant of a Nonqualified Stock Option. Upon the exercise of a Nonqualified Stock Option, the Eligible Director recognizes ordinary income equal to the excess of the fair market value of the stock on the date of exercise over the exercise price paid for the stock pursuant to the Nonqualified Stock Option, unless the stock is subject to a substantial risk of forfeiture. If the stock is subject to a substantial risk of forfeiture, the Eligible Director generally does not recognize income until the restrictions lapse, although the Eligible Director may elect to recognize income on the date of exercise by making a timely election under the Code. The Company generally obtains a tax deduction equal to the amount of income recognized by the Eligible Director at the time such income is recognized by the Eligible Director, subject to compliance with applicable provisions of the Code. The Eligible Director generally acquires a tax basis in the stock acquired pursuant to the exercise of the Nonqualified Stock Option equal to the fair market value of the stock on the date of exercise. Upon the subsequent disposition of the stock, the Eligible Director would recognize capital gain or loss, assuming the stock was a capital asset in the Eligible Director's hands, equal to the difference between the tax basis of the stock and the amount realized upon disposition. If the stock was held for more than 12 months, the capital gain, if any, recognized by the Eligible Director on a disposition would be eligible for the maximum federal income tax rate of 20 percent.

Reasons for Proposal

         The Company believes that the Directors Plan's requirement that (i) options to buy 21,000 shares of the Company's Common Stock be granted when a new director is elected to the board and (ii) options to buy 15,000 shares of the Company's Common Stock be granted to Eligible Directors on the tenth business day in the month of July, in each case impacts unfavorably upon the Company's ability to provide incentives. The Board of Directors of the Company believes that an incentive based plan for the issuance of options will be superior to a mandatory plan, where the Compensation Committee does not have as much discretion when issuing options. The Board of Directors therefore has approved an amendment to the Directors Plan to change these requirements. The Board of Directors recommends that the Company's Stockholders ratify such amendment

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE PROPOSED AMENDMENT TO THE DIRECTORS PLAN.

                              INDEPENDENT AUDITORS

         The Board of Directors, upon recommendation of its Audit Committee, has appointed KPMG LLP as the Company's independent auditors for the fiscal year ending December 30, 2000. A representative of KPMG LLP will be present at the Meeting to answer any appropriate questions and to make a statement if he desires to do so.

                                  OTHER MATTERS

         The management of the Company is not aware of any other matters to be presented for action at the Meeting; however, if any such matters are properly presented for action, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment on such matters.

                              STOCKHOLDER PROPOSALS

         Proposals of stockholders intended to be presented at the 2001 annual meeting of stockholders of the Company must be received by the Secretary of the Company at the Company's principal executive office no later than January 1, 2001, in order to be included in the proxy statement and form of proxy for such meeting.

                                    By Order of the Board of Directors

                                    JOSEPH R. WEAVER, JR.
                                    Secretary

April 10, 2000
Irving, Texas

         STOCKHOLDERS ARE URGED, REGARDLESS OF THE NUMBER OF SHARES OF COMMON STOCK OF THE COMPANY OWNED, TO DATE, SIGN AND RETURN THE ENCLOSED PROXY. YOUR COOPERATION IN GIVING THESE MATTERS YOUR IMMEDIATE ATTENTION AND IN RETURNING YOUR PROXY PROMPTLY IS APPRECIATED.

PROXY

                           DARLING INTERNATIONAL INC
       Proxy Solicited on Behalf of the Board of Directors of the Company for the Annual Meeting of Stockholders to be held on May 17, 2000

     The undersigned hereby appoints Denis J. Taura and Joseph R. Weaver, Jr., or either of them, his true and lawful agents and proxies with full power of substitution in each to represent the undersigned at the annual meeting of stockholders of Darling International Inc., to be held at the Company's corporate headquarters at 251 O'Connor Ridge Blvd., Suite 300, Irving, Texas 75038, at 10:00 a.m. on Wednesday, May 17, 2000, and at any adjournments thereof, on all matters coming before said meeting.

     You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. Proxies cannot vote your shares unless you sign and return this card.

(Continued, and to be signed on reverse side)      SEE REVERSE SIDE

/X/ Please mark votes as in this example.


1. Proposal No. 1:  Election of Directors

   Nominees:  (01) Joe Colonnetta, (02) David Jackson, (03) Fredric J. Klink,
              (04) Dennis B. Longmire, (05) James A. Ransweiler,
              (06) Denis J. Taura, and (07) Bruce Waterfall

            For / /          Withheld / /

   / /
       --------------------------------------
       for all nominees except as noted above


2.  Proposal No. 2:   Amendment to  (i) decrease the  number of shares available under the 1994 Employee Flexible Stock Option Plan by 540,000 and (ii) grant stock options to purchase 540,000 shares of Common Stock to Denis Taura.

           For / /          Against / /          Abstain   / /


3. Proposal No. 3: Amendment to remove the requirement under the Non-Employee Director Stock Option Plan whereby annual grants to non-employee directors would be changed from automatic to require that the Company achieve at least 90% of its budgeted EBITDA for a fiscal year as a condition of grant of an option with respect to that year.

           For / /          Against / /          Abstain   / /


4. In their discretion, the Proxies are authorized to vote upon such other business as may properly coome before the meeting or any adjournments thereof.


MARK HERE FOR CHANGE OF ADDRESS AND NOTE AT LEFT  / /

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.


Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature:                 Date:         Signature:                  Date:
          ----------------      -------            -----------------      ------